================================================================================



                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                               --------------
                                  FORM 8-K
                               --------------

                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: July 1, 1997
               (Date of earliest event reported): July 1, 1997



                            HARBINGER CORPORATION
              (Exact name of Company specified in its charter)


          GEORGIA                                 0-26298                             58-1817306
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)




   1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                  30319
     (Address of principal executive offices)                 (Zip Code)




                               (404) 467-3000
              (Company's telephone number, including area code)



================================================================================

                                                                    Page 1 of 58

ITEM 5. OTHER EVENTS

     On January 3, 1997, Harbinger Corporation (the "Company") completed the acquisition of SupplyTech, Inc., a Michigan Corporation, and its affiliate, SupplyTech International, LLC, a Michigan limited liability company (collectively, "STI") for 2,400,000 unregistered shares of the Company's common stock in transactions accounted for using the pooling-of-interests method of accounting. On April 28, 1997, the Company filed a Current Report on Form 8-K which included the supplemental consolidated financial statements of the Company with the independent auditors reports thereon which gave effect to the restatement of the Company's historical financial statements to reflect the STI acquisition. In this Current Report on Form 8-K, the Company is providing selected financial data, quarterly financial information, management's discussion and analysis of financial condition and results of operations, and consolidated financial statements with the independent auditors reports thereon which remove the reference to supplemental from the previously filed financial statements because they have become the historical consolidated financial statements of the Company effective with the filing of the Company's March 31, 1997 Form 10-Q filed on May 13, 1997.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      Exhibits
         --------

           23.1                    Consent of KPMG Peat Marwick LLP

           23.2                    Consent of Arthur Andersen LLP

           23.3                    Consent of Ciulla, Smith & Dale, LLP

           99.1                    Selected Financial Data

           99.2                    Quarterly Results of Operations

           99.3                    Management's Discussion and Analysis
                                   of Financial Condition and
                                   Results of Operations

           99.4                    Consolidated Financial Statements including
                                   Financial Statement Schedule and Computation of Primary and Fully Diluted Per Share
                                   Earnings

                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HARBINGER CORPORATION



                                          /s/ Joel G. Katz
                                          -----------------------------
                                          JOEL G. KATZ
                                          Chief Financial Officer
                                          (Principal Financial Officer;
                                          Principal Accounting Officer)



Date:  June 30, 1997

                                EXHIBIT INDEX


   Exhibit No.               Description                             Page
---------------  ------------------------------------------------    ----

       23.1        Consent of KPMG Peat Marwick LLP                   56

       23.2        Consent of Arthur Andersen LLP                     57

       23.3        Consent of Ciulla, Smith & Dale, LLP               58

       99.1        Selected Financial Data                             5

       99.2        Quarterly Results of Operations                     7

       99.3        Management's Discussion and Analysis               10
                   of Financial Condition and
                   Results of Operations

       99.4        Consolidated Financial Statements including        19
                   Financial Statement Schedule and Computation
                   of Primary and Fully Diluted Per Share
                   Earnings